UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2023

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot) is filing this Current Report on Form 8-K (this “Current Report”) to recast certain historical financial information and related disclosures contained in the Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (“SEC”) on February 23, 2024 (the “2023 Form 10-K”), and in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, as filed with the SEC on May 1, 2024 (the “Q1 2024 Form 10-Q” and, together with the 2023 Form 10-K, the “Prior Reports”), to reflect the elimination of its prior data center hosting reportable segment (the “Data Center Hosting Segment”) effective as of January 1, 2024.

Exhibits 99.1 and 99.2 under Item 9.01 of this Current Report recast certain financial information and related disclosures contained in the 2024 Form 10-K and the Q1 2024 Form 10-Q, respectively, to reflect the recognition of the data center hosting activity within “Other” in all segment-related disclosures. The Data Center Hosting Segment was eliminated following the termination of all contracts with the Company’s data center hosting and colocation customers as of January 1, 2024, resulting in the operating segment no longer meeting the quantitative requirements as a reportable business segment and the Company ceasing to analyze the performance of the former Data Center Hosting Segment operations. The Company has no plans to offer data center hosting services to new customers. As a result of this change in the Company’s reportable segments, the activities of the prior Data Center Hosting Segment are recognized in Revenue: Other and Cost of Revenue: Other in Exhibits 99.1 and 99.2 to this Current Report to reflect the recognition of such activities in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the SEC on July 31, 2024 (the “Q2 2024 Form 10-Q”).

2023 Form 10-K

In Exhibit 99.1 filed with this Current Report and incorporated by reference herein, Riot has recast the following portions of the 2023 Form 10-K to reflect the elimination of its former Data Center Hosting Segment and, where applicable, changes to its two remaining reportable segments (Bitcoin Mining and Engineering):

• Part I, Item 1. Business

• Part I, Item 2. Properties

• Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

• Part II, Item 8. Financial Statements and Supplementary Data

Elimination of the Data Center Hosting Segment did not impact the Company’s consolidated statements of income, balance sheets, statements of cash flows, and statements of comprehensive income and shareholders’ equity, as reported in the 2023 Form 10-K; and the Company’s previously reported consolidated financial statements have not been updated to reflect any financial results or other changes subsequent to the filing of the 2023 Form 10-K.

Q1 2024 Form 10-Q

In Exhibit 99.2 filed with this Current Report and incorporated by reference herein, Riot has revised the following portions of the Q1 2024 Form 10-Q to reflect the elimination of its Data Center Hosting Segment and, where applicable, changes to its two remaining reportable segments:

• Part I, Item 1. Financial Statements (Unaudited)

• Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Elimination of the Data Center Hosting Segment did not impact the Company’s consolidated statements of income, balance sheets, statements of cash flows, and statements of comprehensive income and shareholders’ equity (each, unaudited), as reported in the Q1 2024 Form 10-Q; and the Company’s previously reported (unaudited) consolidated financial statements have not been updated to reflect any financial results or other changes subsequent to the filing of the Q1 2024 Form 10-Q.

By virtue of this Current Report, Riot will be able to incorporate the updated information by reference into filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended (the “Securities Act”). This Current Report, including Exhibits 99.1 and 99.2 attached hereto and incorporated by reference herein, should be read in conjunction with the Prior Reports and the other filings the Company makes with the SEC, including the Q2 2024 Form 10-Q. Such filings contain important information regarding events, risks, uncertainties, developments, and updates affecting the Company and its expectations that have occurred since the filing of the Prior Reports.

Except as specifically set forth herein as required to reflect the historical results of the Data Center Hosting Segment as eliminated and the corresponding changes in the Company's reporting structure, neither this Current Report nor Exhibits 99.1 and 99.2 hereto update or purport to update any information, developments, transactions, risks or any other known trends, events or uncertainties that have arisen since the filing of the Prior Reports or which are otherwise known to management. More current information regarding events subsequent to the Company’s filing of the Prior Reports is contained in the Company’s subsequent filings with the SEC, including the Q2 2024 Form 10-Q. The information contained in this Current Report, and Exhibits 99.1 and 99.2 hereto, is not an amendment to, or restatement of, the Prior Reports.

Except as specifically set forth herein as required to reflect the historical results of the Data Center Hosting Segment as eliminated and the corresponding changes in the Company's reporting structure, neither this Current Report nor Exhibits 99.1 and 99.2 hereto update or purport to update any information, developments, transactions, risks or any other known trends, events or uncertainties that have arisen since the filing of the Prior Reports or which are otherwise known to management. More current information regarding events subsequent to the Company’s filing of the Prior Reports is contained in the Company’s subsequent filings with the SEC, including the Q2 2024 Form 10-Q. The information contained in this Current Report, and Exhibits 99.1 and 99.2 hereto, is not an amendment to, or restatement of, the Prior Reports.

Cautionary Note Regarding Forward Looking Statements

This Current Report, and Exhibit 99.1 and 99.2 attached hereto and incorporated by reference herein, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 (the “PSLRA”). The Company may also make forward-looking statements in the other reports and documents filed with the SEC, including those documents and filings incorporated by reference herein. All statements in this Current Report, and the recast portions of the 2023 Form 10-K and the Q1 2024 Form 10-Q attached as Exhibit 99.1 and 99.2, respectively, and the documents incorporated by reference herein other than statements of historical fact are “forward-looking statements” within the scope of this cautionary note, including, but not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial-scale immersion-cooled Bitcoin mining hardware and our one-gigawatt Bitcoin mining facility development outside of Corsicana, Texas; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; potential acquisitions or divestitures; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; future self-mining hash rate capacity; timing of receipt and deployment of miners; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects” and similar words or expressions; however, forward-looking statements may be made without such terminology.

Such forward-looking statements reflect our management’s opinions, expectations, beliefs, and assumptions based on information currently available to management regarding future events, which may not materialize or prove to be correct due to certain risks and uncertainties, including those risks which the Company’s management has identified and believes to be material and those which management has not identified, or which management does not believe to be material. Such risk factors are described in greater detail under the heading “Risk Factors” in Part II, Item 1A of the Q1 2024 Form 10-Q and the Q2 2024 Form 10-Q, as well as in Part I, Item 1A of the 2023 Form 10-K, as well as under similar headings in subsequent filings we may make with the SEC. It is not possible for our management to predict all risks, the potential impact of all factors on our business, or the extent to which any factor, or combination of factors, may cause our actual results to differ, perhaps materially, from those contained in, or implied by, any forward-looking statements we may make. You should not place undue reliance on these forward-looking statements, which reflect our management’s opinions only as of the date the statements are made and are not guarantees of future performance or actual results. Should any risks or uncertainties develop into actual events, these developments could have a material adverse effect on our business, financial condition, results of operations, stockholder’s equity, and cash flows, and the market price of our securities may decline, as a result.

Accordingly, you should read this Current Report, including Exhibit 99.1 and 99.2 attached hereto, the 2023 Form 10-K, the Q1 2024 Form 10-Q, the Q2 2024 Form 10-Q, and the documents incorporated herein and therein by reference, as well as the other filings we make with the SEC, completely and with the understanding that our future results may be materially different from our historical results and from the results expressed in, or implied by, such forward-looking statements. Such forward-looking statements speak only as of the date they are made and, unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any such forward-looking statements, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to us are expressly qualified by the foregoing cautionary statements and are made in reliance of the safe harbor provisions of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the PSLRA.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Marcum LLP.
99.1

As recast, Part I, Item 1. Business; Part I, Item 2. Properties; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data, of Riot’s Annual Report on Form 10-K for the year ended December 31, 2024.

99.2

As recast, Part I, Item 1. Financial Statements (Unaudited) and Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of Riot’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

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S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: August 9, 2024